THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND IN THE CASE OF ANY EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE WARRANT OR SUCH OTHER SECURITIES.

                                     WARRANT

                                             Warrant to Purchase _____ Shares of
Warrant No. ___                              Common Stock

                              AUGMENT SYSTEMS, INC.

         THIS CERTIFIES that for good and valuable consideration received, __________ (the "Holder"), is entitled to subscribe for and purchase from AUGMENT SYSTEMS, INC., a Delaware corporation (the "Company"), subject to the terms and conditions set forth below, at any time or from time to time on or after the date hereof and prior to 5:00 P.M., Boston, Massachusetts time on the fifth anniversary of the date of this Warrant (the "Expiration Date"), such five-year period being the "Exercise Period," _________ shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), subject to adjustment as provided for herein (the "Warrant Shares"), at a price of $0.40 per share, subject to adjustment as provided for herein (as so adjusted, the "Exercise Price"). This Warrant shall not be redeemable by the Company. The term "Shares" as used herein shall mean the Company's shares of Common Stock.

Section 1.                 EXERCISE OF WARRANT

         1.1 METHOD OF EXERCISE. This Warrant may be exercised by Holder, in whole or in part, at any time, and from time to time, prior to the Expiration Date by surrender of this Warrant, together with (i) the form of subscription at the end hereof duly executed by Holder, to the Company at its principal office, and (ii) (a) payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of Warrant Shares for which the Warrant is then being exercised by the Exercise Price then in effect, or (b) Non-Cash Exercise Payment as provided for in Section 1.2 below. Whenever the Exercise Price is adjusted pursuant to Section 2, the number of Warrant Shares shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price prior to such adjustment and the denominator of which is the Exercise Price after such adjustment. In the event the Warrant is not exercised in full, the Company, at its expense, shall forthwith issue and deliver to or upon the order of Holder a new Warrant of like tenor in the name of Holder or as Holder (upon payment by Holder of any applicable transfer taxes) may request, calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to (i) the number of such shares called for on the face of this

Warrant minus (ii) the number of such shares for which this Warrant shall have been exercised, whether in cash or pursuant to a Non-Cash Exercise Payment.

         1.2 NON-CASH EXERCISE PAYMENT. In lieu of the cash payment of the Exercise Price, the Holder shall have the right (but not the obligation), during the Exercise Period, to require the Company to convert this Warrant, in whole or in part, into the Warrant Shares as provided for in this Section (the "Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the Exercise Price) that number of shares of Common Stock equal to (i) the number of Warrant Shares issuable upon exercise of the portion of the Warrant being converted, multiplied by (ii) the quotient obtained by dividing (x) the value of the Warrant (on a per Warrant Share basis) at the time the Conversion Right is exercised (determined by subtracting the Exercise Price from the Current Market Price (as determined pursuant to Section 2.4 below), for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one share of Common Stock immediately prior to the exercise of the Conversion Right. The Conversion Rights provided under this Section may be exercised in whole or in part and at any time, and from time to time, while any Warrants remain outstanding. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Conversion Notice in the form attached hereto. The presentation and surrender shall be deemed a waiver of the Holder's obligations to pay all or any portion of the aggregate purchase price payable for the Warrant Shares being issued upon such exercise of this Warrant. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of this Warrant for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the largest number of whole Warrant Shares which the Holder shall be entitled as a result of the conversion, and
(ii) if such Warrant is being converted in part only, a new Warrant exercisable for the number of Warrant Shares equal to the unconverted portion of the Warrant. Upon any exercise (which term, as used herein, shall include any exercise of the Conversion Right) of this Warrant, in lieu of any fractional Warrant Shares to which the Holder shall be entitled, the Company shall pay to the Holder cash in accordance with the provisions of Section 1.4 hereof.

         1.3 DELIVERY OF STOCK CERTIFICATES. Subject to the terms and conditions of this Warrant, the Holder shall, as of the close of business on the day of the exercise of the Holder's rights to purchase Warrant Shares, be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, upon surrender of this Warrant for cancellation, the Company shall execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         1.4 FRACTIONAL SHARES. This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional shares of Common Stock, then in such event the Holder shall be entitled to cash equal to the Current Market Price (as defined in Section 2.4) of such fractional shares.

         1.5 RECORDING OF TRANSFER. Any warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new warrant or warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder hereof, for another warrant, or other warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause this Warrant to be transferred on its books to any person if counsel to the Company reasonably requests a legal opinion that such transfer does not violate the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, unless such opinion is delivered.

Section 2.   ADJUSTMENT OF EXERCISE PRICE.

         2.1 ADJUSTMENT FOR STOCK DIVIDENDS. In case the Company shall at any time after the date hereof (i) declare a dividend or make any other distribution on the outstanding Shares in shares of its capital stock or securities convertible into or exchangeable for capital stock, (ii) subdivide the outstanding Shares, (iii) combine the outstanding Shares into a smaller number of shares, or (iv) issue any shares by reclassification of the Shares (other than a change in par value, or from par value to no par value, or from no par value to par value), then, in each case, the Exercise Price in effect, and the number of Shares issuable upon exercise of the Warrants outstanding, at the time of the record date for such dividend or at the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holders of the Warrants after such time shall be entitled to receive upon exercise of the Warrant the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Holders would have owned upon such exercise and immediately thereafter been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         2.2 OTHER ADJUSTMENTS. In case the Company shall distribute to all holders of Shares (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving or continuing corporation) evidences of its indebtedness, cash, or assets (other than distributions and dividends payable as contemplated by Section 2.1 above), or rights, options, or warrants to subscribe for or purchase Shares or securities convertible into or exchangeable for Shares, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 2.5 hereof) per Share on such record date, less the fair-market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, option, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per Share. Such adjustment shall become effective at the close of business on such record date.

   2.3        Issuances of Additional Common Stock and Other Securities.
              ----------------------------------------------------------

            (a) In the event that the Company shall issue or sell additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase additional shares of Common Stock at a price per share lower than the Exercise Price in effect on the date of such issuance or sale, or if the Company shall amend the provisions of any rights, options, warrants or convertible or exchangeable securities such as to reduce the price per share applicable thereto, then the Exercise Price in effect immediately after such event shall be adjusted by multiplying the Exercise Price in effect immediately prior to such event by a fraction (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such event plus (ii) the number of shares of Common Stock that the aggregate consideration received in respect of such additional shares of Common Stock or other securities so offered would purchase divided by such Exercise Price, and (b) the denominator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such event plus (ii) the number of additional shares of Common Stock so issued or sold (or initially issuable pursuant to such rights, options or warrants or into which such convertible or exchangeable securities are initially convertible or exchangeable).

            (b) In the event that the Company shall issue and sell additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase additional shares of Common Stock, for consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the aggregate consideration received, the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property, and such determination, if so made, shall be binding upon the Holder. In the event that the Company shall issue and sell additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase additional shares of Common Stock, together with other debt or equity securities for a fixed amount of cash or other consideration for all such securities being then issued and sold, the consideration received by the Company in respect of such additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities, for purposes of computing the aggregate consideration received, shall equal that portion of the total consideration allocable to the purchase of such additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities; PROVIDED, HOWEVER, that if the aggregate consideration received in respect of such additional shares of

Common Stock, or rights, options, warrants or convertible or exchangeable securities and all such other securities then being issued and sold shall equal or exceed the aggregate Fair Market Value of all such additional shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities and all such other securities then being issued and sold, then no adjustment shall be made to the Exercise Price pursuant to this Section 2.3.

     2.4 COMPUTATION OF ADJUSTED EXERCISE PRICE. Whenever the Exercise Price is adjusted as provided in this Section 2:

            (a) the Company shall compute the adjusted Exercise Price to the nearest one-hundredth of a cent in accordance with this Section 2 and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Purchase Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the office maintained pursuant to Section 4.3;

            (b) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall, as soon as practicable after it is required, be mailed to Holder; and at its option, Holder may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

         2.5 CURRENT MARKET PRICE. The Current Market Price per Share on any date shall be deemed to be the average of the daily closing prices for the five
(5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid regular price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ on any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

         2.6 MINIMUM ADJUSTMENT; LIMITATION. No adjustment in the Exercise Price shall be required under this Section 2 unless such adjustment would require an increase or decrease of at least $.01 in such price; provided, however, that any adjustments that by reason of this Section 2.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest one-hundredth of a cent or to the nearest one-hundredth of a share as the case may be. Notwithstanding the foregoing provision of this Section 2, in no event shall the Purchase Price be reduced below the minimum amount for which the Common Stock may lawfully be issued pursuant to applicable laws and regulations; provided, however, that upon the occurrence of any event that would, but for the foregoing limitation, give rise to an adjustment of the Purchase Price pursuant to this
Section 2, solely for purposes of  determining  the Warrant  Number  pursuant to
Section 1 above,
the Purchase Price shall be given effect as if adjusted to the full extent provided for in this Section 2, without regard to the limitation set forth in this sentence.

         2.7 ISSUANCE OF EQUITY SECURITIES NOT REQUIRING ADJUSTMENT. Notwithstanding anything to the contrary contained herein, no adjustments shall be made under this Section 2 as a result of any issuance of any equity security by the Company (i) in connection with any obligations of the Company to issue such equity securities that are in effect as of the date of this Warrant, or
(ii) upon the conversion, exchange, exercise of any stock option, warrant, preferred stock or any other security or right outstanding as of the date of this Warrant that is convertible, into exchangeable for, or exercisable to purchase, directly or indirectly, shares of Common Stock.

Section 3.                 CONSOLIDATIONS AND MERGERS.

         3.1 In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of the outstanding Shares or the conversion of such outstanding Shares into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such additions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of Shares theretofore deliverable) the kind and amount of shares of stock or other securities, cash or other property which would otherwise have been deliverable to a holder of the number of Shares issuable upon the exercise of this Warrant upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of Shares outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

         3.2 In case of any reclassification or change of the Shares issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the Shares (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 2.

         3.3 The above  provisions  to this Section 3 shall  similarly  apply to
successive   reclassifications   and   changes  of  Shares  and  to   successive
consolidations, mergers, sales, leases or conveyances.

Section 4. CERTAIN OBLIGATIONS OF THE COMPANY. Until the earlier to occur of (i) the Expiration Date or (ii) the exercise in full of the Warrant:

         4.1 RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock or out of shares of its treasury stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable hereunder. The Company will from time to time, in accordance with the laws of the State of Delaware, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

         4.2 NO VALUATION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation, including, without limitation, amendment of the par value of its Common Stock, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, by effecting any subdivision of or stock split or stock dividend with respect to its Common Stock, or by any other voluntary act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant in a reasonable manner and in the taking of all other action that may be necessary in order to protect the rights of the holder of this Warrant against dilution in the manner required by the provisions of this Warrant.

4.3 MAINTENANCE OF OFFICE. The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to Holder, at the address of Holder appearing on the books of the Company, of each change in the location of such office.

Section 5.      CERTAIN EVENTS.  In case at any time any of the following occur:

         (a) the Company shall take a record of the holders of its Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current and retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) the Company shall offer to all the holders of its Shares any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

         (c) the Company shall take any action to effect any reclassification or change of outstanding shares or any consolidation, merger, sale, lease or conveyance of property, described in Section 3; or

         (d) the Company shall take any action to effect any liquidation, dissolution or winding-up of the Company or a sale of all or substantially all of its property, assets and business; THEN, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of Shares to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such offer to holders of Shares is made, or (iii) the date on which any such reclassification, change of outstanding Shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of Shares shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up. Nothing herein shall allow a Holder to delay or prevent any of the foregoing actions.

Section 6. COMPLIANCE WITH THE SECURITIES ACT; REGISTRATION RIGHTS; REDEMPTION; TRANSFERABILITY.

         6.1 COMPLIANCE WITH THE SECURITIES ACT. The Holder acknowledges that neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act and applicable state securities laws and agrees that this Warrant and all shares purchased upon exercise hereof shall be disposed of only in accordance with the Securities Act and applicable states securities laws and the rules and regulations of the SEC promulgated thereunder and applicable state securities laws.

         6.2 REGISTRATION RIGHTS. The Holder shall be entitled, with respect to the Warrant Shares, to the same registration rights and the rights included therein, subject to the same obligations, as a purchaser of units of the Company is entitled and subject to pursuant to Section 6 of that certain Subscription Agreement by and between the Company and the Holder, dated even date herewith (the "Subscription Agreement"). The Company acknowledges that the Holder is a "Purchaser" and that the Warrant Shares are "Registrable Securities," as such terms are defined in Section 6.1 of the Subscription Agreement.

Section 7. TAXES. The issuance of any Shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such Shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder (except for any tax that is payable in respect of any such transfer and any related exercise of this Warrant and that would be payable pursuant to the first sentence of this Section 7 were such certificate to be issued in the name of the Holder) and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


Section 8. LEGEND. Unless registered pursuant to the provisions of Section 6 hereof, the certificate or certificates evidencing the Warrant Shares shall bear the following legend:

                           "THE SECURITIES  REPRESENTED BY THIS CERTIFICATE HAVE
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQURIEMENTS OF THE ACT. NO DISTRIBUTION, SALE, OFFER FOR SALE, TRANSFER, DELIVERY, PLEDGE, OR OTHER DISPOSITION OF THESE SECURITIES MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH THE ACT, ANY APPLICABLE STATE LAWS, AND THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION AND STATE AGENCIES PROMULGATED THEREUNDER."

If after the Warrant Shares are registered pursuant to Section 6 hereof, the Holder wishes to have the original legend removed, then, unless the Warrant Shares are registered pursuant to the provisions of Section 6.2 hereof (in which case no legend shall be required), the certificate or certificates evidencing the Warrant Shares shall bear the following legend:

                           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURUANT TO (i) A POST-EFFECTIVE
                  AMENDMENT TO SUCH REGISTRATION STATEMENT, UNLESS COUNSEL OF COMPANY ADVISES IN WRITING THAT SUCH POST-EFFECTIVE AMENDMENT IS NOT REQUIRED, IN WHICH EVENT SUCH SHARES MAY BE OFFERED PURSUANT TO THE ORIGINAL REGISTRATION STATEMENT PURSUANT TO WHICH THESE SHARES HAVE BEEN REGISTERED, (ii) A SEPARATE REGISTRATION STATEMENT UNDER SUCH ACT, OR (iii) AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

Section 9. REPLACEMENT OF WARRANTS. Upon (a) surrender of this Warrant in mutilated form or receipt of evidence satisfactory to the Company of the loss, theft or destruction of this Warrant and (b) in the case of any loss, theft or destruction of any Warrant, receipt of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, then in the absence of actual notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new Warrant identical in form to this Warrant.

Section 10. NO RIGHTS AS STOCKHOLDER. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

Section 11. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a breach of any of the terms hereof or otherwise.

Section 12. TRANSFER. This Warrant and the shares of Common Stock issuable hereunder shall not be sold, transferred, pledged or hypothecated unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act or unless the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition. In the case of such a sale, transfer, pledge or hypothecation, or in the event of the exercise hereof if the Warrant Stock so acquired is not registered under the Securities Act, the Company may require a written statement that the Warrant or Warrant Stock, as the case may be, are being acquired for investment and not with a view to the distribution thereof, and any certificate representing Warrant Stock issued pursuant to such exercise shall bear a legend in substantially the form set forth on the face hereof. Subject to the first two sentences of this Section, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the existing registered holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of Holder and to be bound by all of the terms and provisions of this Warrant.

Section 13. NOTICES. Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid, (iii) telegraphed or (iv) telexed or sent by facsimile transmission, and shall be deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission (confirmed in writing) or mailed. Notices shall be addressed, if to the Holder, to the address of Holder at such Holder's address as it appears in the records of the Company, or if to the Company, to its office maintained pursuant to Section 4.3.

Section 14. SURVIVAL. The provisions of Section 4 and Section 6.2 shall survive the termination of this Warrant upon exercise in full, but shall terminate in any event on the Expiration Date.

Section 15. MISCELLANEOUS. This Warrant shall be binding upon the Company and Holder and their legal representatives, successors and assigns. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may be legally enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to its principles of conflicts of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary or Assistant Secretary.

Dated as of _____________, 1998                      AUGMENT SYSTEMS, INC.


(Corporate Seal)                                     Name:______________________

                                                     Title:_____________________


Attest:


________________________________
Secretary

                              FORM OF CASH EXERCISE


TO:      Augment Systems, Inc.

         The undersigned hereby exercise its rights to purchase __________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $__________ in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:






                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.



Dated:__________________                     Name:______________________________
                                                              (Print)



                                    ____________________________________________
                                                        (Signature)
                                     (Signature must conform to the name of the Warrant Holder specified on the face of the Warrant)



Address:________________

                             CASHLESS EXERCISE FORM
            (To be executed upon conversion of the attached Warrant)

TO:      Augment Systems, Inc.

         The undersigned hereby irrevocably elects to surrender its Warrant for the number of Warrant Shares a shall be issuable pursuant to the cashless exercise provisions of Section 1.2 of the within Warrant, in respect of __________ Warrant Shares underlying the within Warrant, and requests that certificates for such Warrant Shares be issued in the name of and delivered to:






                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the shares exchangeable or purchasable under the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:



Dated:__________________                     Name:______________________________
                                                              (Print)



                                    ____________________________________________
                                                        (Signature)
                                     (Signature must conform to the name of the Warrant Holder specified on the face of the Warrant)



Address:________________

                               FORM OF ASSIGNMENT

                 (To be executed solely by the registered holder
            if such holder desires to transfer the attached Warrant)


         FOR  VALUE  RECEIVED,   the  undersigned  hereby  sells,  assigns,  and
transfers unto _________________________ having an address at __________________________, the attached Warrant to the extent the right to purchase __________ shares of Common Stock, $.01 par value per share, of AUGMENT SYSTEMS, INC. (the "Company"), together with all right, title and interest therein, and does irrevocably constitute and appoint _________________________ as attorney to transfer such Warrant on the books of the Company, with full power of substitution.



Dated:_________________       __________________________________________________
                              (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)



Signed in the presence of:


_____________________________________